                                                                EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No. 33-69397) and Form S-4 (File No. 33-53627).

                                                 ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
February 24, 2000


                                       20